Exhibit 99.1

Worksport Confirms Government Evaluation of Aetherlux™ Heat Pump for Potential Long-Term Supply Deal; Certification Accelerated

Company confirms structured evaluation underway as engineering progress accelerates path to AHRI, ENERGY STAR® certification and 2H 2026 revenue.

West Seneca, New York, February 12, 2026 – Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based technology and manufacturing company focused on clean energy solutions and automotive accessories for consumer and reseller channels, today provided an operational update on its energy subsidiary, Terravis Energy, as it advances the Aetherlux™ Pro heat pump ZeroFrost™ anti-frosting technology toward third-party validation, certification, and early commercialization.

Management believes Zerofrost represents a materially undervalued intellectual property asset within Worksport’s overall corporate footprint and a meaningful driver of exponential long-term enterprise value that is not currently reflected in the Company’s market valuation. The global heat-pump market is expected to exceed $150 Billion by 2030; Growing third-party validation efforts and government-level interest underscore Zerofrost’s potential to reshape performance standards within the cold-climate heat-pump market.

Accelerating Momentum Across Government, Certification, and Commercialization

Government Evaluation Underway

●	Worksport confirmed that a large government entity is actively monitoring upcoming laboratory performance results as part of an internal evaluation process. While no procurement decisions have been made, management expects validated test data to accelerate discussions related to potential deployment and large-scale supply arrangements across various regions.

Certification Timeline Moves Ahead of Schedule

●	Based on recent engineering progress and manufacturing coordination, the Aetherlux heat pump with ZeroFrost technology is now expected to enter formal certification processes ahead of prior expectations. Targeted certifications (within 2026) include AHRI performance standards, ENERGY STAR® qualification, and other leading industry requirements necessary for broad North American deployment.

Clear Line of Sight to Revenue

●	Following completion of certification and early commercial deployments, the Company expects Aetherlux to become a revenue-generating product in the second half of 2026, marking a transition from development to commercial execution. In-bound dealer interest remains strong.

Manufacturing Transition to Validation Phase

●	Manufacturing prototypes are scheduled to arrive in February 2026 and will be delivered shortly thereafter to testing partners. During the first half of 2026, the technology is expected to undergo structured performance and reliability evaluation at two government-affiliated laboratories, supporting certification and commercial readiness.

Commercial Organization Build-Out

●	Terravis Energy’s inbound sales funnel continues to grow. To support market entry and long-term growth, Terravis plans to further formalize its sales organization and expects to begin onboarding senior commercial leadership, including a Senior Vice President of Sales, as certification milestones approach.

Additional Background on Aetherlux Progression

Investors and stakeholders are encouraged to review the following milestones outlining why Aetherlux is attracting increasing industry attention and how it may influence future market standards:

1.	February 2025: Initial Product Reval
2.	October 2025: Award from U.S. Department of Energy National Renewable Energy Laboratory
3.	January 2026: Manufacturer selected; commercialization pathway established; the Aetherlux Advantage

Interested in speaking with the Aetherlux team? Use: Aetherlux Contact Us.

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Contacts

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

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